POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 24, 2009 TO THE PROSPECTUS DATED AUGUST 29, 2008 OF:

PowerShares Buyback AchieversTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares Financial Preferred Portfolio

PowerShares High Growth Rate Dividend AchieversTMPortfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

Due to a change by the index provider to the underlying index of the PowerShares Financial Preferred Portfolio, the fourth paragraph of the section titled “Investment Objective, Strategies and Risks—Index Construction” within the PowerShares Financial Preferred Portfolio is hereby removed and replaced with the following:

• Rated at least “B3” by Moody’s Investors Service, Inc. or at least “B-” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

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The following paragraph is hereby added after the seventh paragraph of the section titled “Investment Objective, Strategies and Risks—Principal Risks of Investing in the Fund” within the PowerShares Financial Preferred Portfolio:

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increase the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

P-PS-STK-1